UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, $0.01 par value	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2024, Monarch Casino & Resort, Inc. (the “Company”), and certain of its subsidiaries, entered into the Sixth Amended and Restated Credit Agreement with Wells Fargo Bank, N.A., as administrative agent (the “Sixth Amended Credit Facility”). The Sixth Amended Credit Facility amends and restates the Company’s $100.0 million credit facility, dated as of February 1, 2023 (filed as Exhibit 10.16 to the Company’s Form 10-K filed on February 28, 2023) (the “Prior Facility”).

The Sixth Amended Credit Facility extends the maturity date to January 1, 2028 and removes the lien on real property under the Prior Facility. Additionally, the interest rate under the Sixth Amended Credit Facility is either SOFR (the Secured Overnight Financing Rate) plus a margin of 1.25% or the Base Rate (as defined in the Sixth Amended Credit Facility) plus a margin of 0.25%. The Commitment Fee Percentage (as defined in the Sixth Amended Credit Facility) was revised to be 0.25% per annum, and the Sixth Amended Credit Facility provides that the Company is required to maintain a Total Leverage Ratio (as defined in the Sixth Amended Credit Facility) of no more than 1.50:1.00.

The Company may use borrowings from the Sixth Amended Credit Facility to pay fees and expenses incurred in connection with the Sixth Amended Credit Facility, to refinance certain existing indebtedness, and to provide for working capital needs and for general corporate purposes. The Company’s obligations under the Sixth Amended Credit Agreement are secured by substantially all of the Company’s assets other than the real property released pursuant to the Sixth Amended Credit Facility. The Sixth Amended Credit Facility includes customary covenants and events of default.

The foregoing summary of the Sixth Amended Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended Credit Facility, copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
Monarch Casino and Resort, Inc.

Date: January 3, 2025	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer and Corporate Treasurer (Principal Financial and Accounting Officer and Duly Authorized Officer)